Exhibit 10.10

Execution Version

GUARANTY AGREEMENT

THIS GUARANTY AGREEMENT (this agreement, together with all amendments and restatements and all Joinders, this “Guaranty”), dated as of November 15, 2023 (the “Effective Date”), is made by each of the parties listed on the signature pages hereof as a “guarantor” and each other Person who becomes a party hereto pursuant to Section 17 (each, individually, a “Guarantor”, and collectively, the “Guarantors”) and, solely for purposes of Section 18(b), the Borrower (defined below), in favor of First International Bank & Trust, a North Dakota state banking institution (in such capacity, the “Lender”), for the benefit of the Guaranteed Parties (defined below) and is executed in connection with that certain Term Loan Agreement dated as of November 15, 2023 (as amended, restated or otherwise modified from time to time, the “Term Loan Agreement”) among HNR Acquisition Corp, a Delaware corporation (the “Borrower”), HNRA Upstream, LLC, a Delaware limited liability company (“HNRA OpCo”), HNRA Partner, Inc., a Delaware corporation (“OpCo Sub”), Pogo Resources, LLC, a Texas limited liability company (“Pogo”), LH Operating, LLC, a Texas limited liability company (“LH”, and together with Borrower, HNRA OpCo, OpCo Sub and Pogo, collectively, the “Obligors”), and the Lender.

WHEREAS, pursuant to the Term Loan Agreement, (i) the Lender has agreed to make a Loan to the Borrower and (ii) certain Secured Approved Counterparties have entered or may enter into Hedging Contracts with Borrower and/or other Obligors;

WHEREAS, as a condition to extending such credit to the Borrower and the other Obligors, the Lender has required the execution and delivery of this Guaranty;

WHEREAS, each Guarantor has determined that valuable benefits will be derived by it as a result of the Term Loan Agreement and the extension of credit made (and to be made) by the Lender and other Secured Parties; and

WHEREAS, each Guarantor has further determined that the benefits accruing to it from the Term Loan Agreement exceed each Guarantor’s anticipated liability under this Guaranty.

ACCORDINGLY, for value received, the sufficiency of which is hereby acknowledged, and in consideration of credit and financial accommodations heretofore or hereafter from time to time made or granted to the Borrower by the Secured Parties (herein referred to, collectively, as the “Guaranteed Parties” and each, individually, as a “Guaranteed Party”), each Guarantor hereby furnishes its guaranty of the Guaranteed Obligations (as hereinafter defined) as follows:

1. Definitions. Capitalized terms not otherwise defined herein have the meanings specified in the Term Loan Agreement, and, to the extent of any conflict, terms as defined herein shall control (provided that a more expansive or explanatory definition shall not be deemed a conflict).

2. Guaranty. Each Guarantor hereby absolutely, unconditionally and irrevocably guarantees, as a guaranty of payment and performance and not merely as a guaranty of collection, prompt payment when due, whether at stated maturity, by required prepayment, upon acceleration, demand or otherwise, and at all times thereafter, of any and all existing and future Indebtedness, including any such indebtedness and liabilities of every kind, nature and character, direct or indirect, absolute or contingent, liquidated or unliquidated, voluntary or involuntary and whether for principal, interest, premiums, fees indemnities, damages, costs, expenses or otherwise, of the Borrower or any Guarantor owing to the Guaranteed Parties arising under the Term Loan Agreement or the other Loan Documents, and whenever created, arising, evidenced or acquired (including all renewals, extensions, amendments, refinancings and other modifications thereof and all costs, reasonable attorneys’ fees, and expenses incurred by the Guaranteed Parties in connection with the collection or enforcement thereof), and whether recovery upon such Indebtedness may be or hereafter become unenforceable or shall be an allowed or disallowed claim under any proceeding or case commenced by or against the Borrower, any Guarantor under any Debtor Relief Laws, and including interest that accrues and expenses that are incurred or arise after the commencement by or against the Borrower of any proceeding under any Debtor Relief Laws (collectively, the “Guaranteed Obligations”). The Guaranteed Parties’ books and records showing the amount of the Guaranteed Obligations shall be admissible in evidence in any action or proceeding, and shall be binding upon the Guarantors and conclusive for the purpose of establishing the amount of the Guaranteed Obligations absent manifest error. This Guaranty shall not be affected by the genuineness, validity, regularity or enforceability of the Guaranteed Obligations or any instrument or agreement evidencing any Guaranteed Obligations, or by the existence, validity, enforceability, perfection, non-perfection or extent of any collateral therefor, or by any fact or circumstance relating to the Guaranteed Obligations which might otherwise constitute a defense to the obligations of any Guarantor under this Guaranty, and each Guarantor hereby irrevocably waives any defenses it may now have or hereafter acquire in any way relating to any or all of the foregoing. Anything contained herein to the contrary notwithstanding, the obligations of any Guarantor hereunder at any time shall be limited to an aggregate amount equal to the largest amount that would not render its obligations hereunder subject to avoidance as a fraudulent transfer or conveyance under Section 548 of the Bankruptcy Code (Title 11, United States Code) or any comparable provisions of any similar federal or state law. Notwithstanding the foregoing, Guaranteed Obligations shall not include any Excluded Swap Obligations.

3. No Setoff or Deductions; Taxes; Payments. Each Guarantor shall make all payments hereunder without setoff or counterclaim and free and clear of and without deduction or withholding for any taxes, levies, imposts, duties, charges, fees, deductions, withholdings, compulsory loans, restrictions or conditions of any nature now or hereafter imposed or levied by any jurisdiction or any political subdivision thereof or taxing or other authority therein unless such Guarantor is compelled by law to make such deduction or withholding. If any such obligation (other than one arising with respect to (i) taxes based on or measured by the income or profits of any Guaranteed Party, including, for the avoidance of doubt, any franchise taxes and branch profits taxes; (ii) taxes imposed on amounts payable to or for the account of a Lender pursuant to a law in effect on the date on which such Lender acquires such interest in the Loan; (iii) taxes imposed under FATCA; or (iv) any tax attributable to a Lender’s failure to provide the documentation set forth in Section 3.4(g) of the Term Loan Agreement) is imposed upon any Guarantor with respect to any amount payable by it hereunder, such Guarantor will pay to the Lender, on the date on which such amount is due and payable hereunder, such additional amount in U.S. Dollars as shall be necessary to enable the Guaranteed Parties to receive the same net amount which the Guaranteed Parties would have received on such due date had no such obligation been imposed upon such Guarantor. Each Guarantor will deliver promptly to the Lender certificates, receipts, vouchers or other valid evidence for all taxes or other charges deducted from or paid with respect to payments made by such Guarantor hereunder. The obligations of each Guarantor under this paragraph shall survive the payment in full of the Guaranteed Obligations and termination of this Guaranty.

4. Rights of the Guaranteed Parties. Each Guarantor consents and agrees that the Guaranteed Parties may, at any time and from time to time, without notice or demand, and without affecting the enforceability or continuing effectiveness hereof: (a) amend, extend, renew, compromise, discharge, accelerate or otherwise change the time for payment or the terms of the Guaranteed Obligations or any part thereof; (b) take, hold, exchange, enforce, waive, release, fail to perfect, sell, or otherwise dispose of any security for the payment of this Guaranty or any Guaranteed Obligations; (c) apply such security and direct the order or manner of sale thereof as the Guaranteed Parties in their sole discretion may determine; and (d) release or substitute one or more of any endorsers or other guarantors of any of the Guaranteed Obligations. Without limiting the generality of the foregoing, each Guarantor consents to the taking of, or failure to take, any action which might in any manner or to any extent vary the risks of such Guarantor under this Guaranty or which, but for this provision, might operate as a discharge of such Guarantor.

5. Certain Waivers. Each Guarantor waives (a) any defense arising by reason of any disability or other defense of the Borrower or any other Guarantor, or the cessation from any cause whatsoever (including any act or omission of any Guaranteed Party) of the liability of the Borrower; (b) any defense based on any claim that such Guarantor’s obligations exceed or are more burdensome than those of the Borrower; (c) the benefit of any statute of limitations affecting such Guarantor’s liability hereunder; (d) any right to require the Guaranteed Parties to proceed against the Borrower, proceed against or exhaust any security for the Guaranteed Obligations, or pursue any other remedy in the Guaranteed Parties’ power whatsoever and any defense based upon the doctrines of marshalling of assets or of election of remedies; (e) any benefit of and any right to participate in any security now or hereafter held by the Guaranteed Parties; and (f) to the fullest extent permitted by law, any and all other defenses or benefits that may be derived from or afforded by applicable law limiting the liability of or exonerating guarantors or sureties. Each Guarantor expressly waives all setoffs and counterclaims and all presentments, demands for payment or performance, notices of nonpayment or nonperformance, protests, notices of protest, notices of dishonor and all other notices or demands of any kind or nature whatsoever with respect to the Guaranteed Obligations, and all notices of acceptance of this Guaranty or of the existence, creation or incurrence of new or additional Guaranteed Obligations.

6. Obligations Independent. The obligations of each Guarantor hereunder are those of primary obligor, and not merely as surety, and are independent of the Guaranteed Obligations and the obligations of any other guarantor, and a separate action may be brought against each Guarantor to enforce this Guaranty whether or not the Borrower or any other person or entity is joined as a party.

7. Subrogation. No Guarantor shall exercise any right of subrogation, contribution (other than pursuant to Section 18(b)), indemnity, reimbursement or similar rights with respect to any payments it makes under this Guaranty until Payment in Full. If any amounts are paid to any Guarantor in violation of the foregoing limitation, then such amounts shall be held in trust for the benefit of the Guaranteed Parties and shall forthwith be paid to the Lender to reduce the amount of the Guaranteed Obligations, whether matured or unmatured.

8. Termination; Reinstatement. This Guaranty is a continuing and irrevocable guaranty of all Guaranteed Obligations now or hereafter existing and shall remain in full force and effect until Payment in Full. Upon Payment in Full, this Guaranty shall automatically terminate and Lender will upon request from Guarantors, at the Guarantors’ sole expense, execute and deliver to the Guarantors such documents to evidence such termination.

At the request and sole expense of the Borrower, a Guarantor shall be released from its obligations hereunder in the event that all the equity interests of such Guarantor are sold, transferred or otherwise disposed of in a transaction permitted by the Term Loan Agreement; provided that the Borrower shall have delivered to the Lender, at least ten Business Days (or such shorter period reasonably acceptable to the Lender) prior to the date of the proposed release, a written request for release identifying the relevant Guarantor and the terms of the sale or other disposition in reasonable detail, including the price thereof and any expenses in connection therewith, together with a certification by the Borrower stating that such transaction is in compliance with the Term Loan Agreement and the other Loan Documents.

Notwithstanding the foregoing, this Guaranty shall continue in full force and effect or be revived, as the case may be, if any payment by or on behalf of the Borrower or any Guarantor is made, or the Guaranteed Parties exercise their right of setoff, in respect of the Guaranteed Obligations and such payment or the proceeds of such setoff or any part thereof is subsequently invalidated, declared to be fraudulent or preferential, set aside or required (including pursuant to any settlement entered into by the Guaranteed Parties in their discretion) to be repaid to a trustee, receiver or any other party, in connection with any proceeding under any Debtor Relief Laws or otherwise, all as if such payment had not been made or such setoff had not occurred and whether or not the Guaranteed Parties are in possession of or have released this Guaranty and regardless of any prior revocation, rescission, termination or reduction. The obligations of each Guarantor under this paragraph shall survive termination of this Guaranty.

9. Subordination. Each Guarantor hereby subordinates the payment of all obligations and indebtedness of the Borrower, any Subsidiary or any other Guarantor owing to such Guarantor, whether now existing or hereafter arising, including but not limited to any obligation of the Borrower or any Guarantor to such other Guarantor as subrogee of any Guaranteed Party or resulting from such Guarantor’s performance under this Guaranty, to the indefeasible payment in full in cash of all Guaranteed Obligations. If during the continuance of an Event of Default the Lender so requests, any such obligation or indebtedness of the Borrower or any Guarantor to such other Guarantor shall be enforced and performance received by such Guarantor as trustee for the Guaranteed Parties and the proceeds thereof shall be paid over to the Lender on account of the Guaranteed Obligations, but without reducing or affecting in any manner the liability of such Guarantor under this Guaranty.

10. Stay of Acceleration. In the event that acceleration of the time for payment of any of the Guaranteed Obligations is stayed, in connection with any case commenced by or against any Guarantor or the Borrower under any Debtor Relief Laws, or otherwise, all such amounts shall nonetheless be payable by each Guarantor immediately upon demand by the Lender.

11. Expenses. The Guarantors shall pay on demand all reasonable out-of-pocket out-of-pocket expenses, including without limitation reasonable out-of-pocket attorneys’ fees and expenses, in any way relating to the enforcement or protection of any Guaranteed Party’s rights under this Guaranty or in respect of the Guaranteed Obligations, including any incurred during any “workout” or restructuring in respect of the Guaranteed Obligations and any incurred in the preservation, protection or enforcement of any rights of the Guaranteed Parties in any proceeding under any Debtor Relief Laws. The obligations of each Guarantor under this paragraph shall survive the payment in full of the Guaranteed Obligations and termination of this Guaranty.

12. Miscellaneous. No provision of this Guaranty may be waived, amended, supplemented or modified, except by a written instrument executed by the Lender and each Guarantor. No failure by any Guaranteed Party to exercise, and no delay in exercising, any right, remedy or power hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy or power hereunder preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The rights and remedies herein provided are cumulative and not exclusive of any other rights, powers, privileges or remedies provided by law or in equity or under any other instrument, document or agreement now existing or hereafter arising. The unenforceability or invalidity of any provision of this Guaranty shall not affect the enforceability or validity of any other provision herein. Unless otherwise agreed by the Lender and each Guarantor in writing, this Guaranty is not intended to supersede or otherwise affect any other guaranty now or hereafter given by any Guarantor for the benefit of any Guaranteed Party or any term or provision thereof. This Guaranty may be executed in as many counterparts as necessary or convenient, including both counterparts that are executed on paper and counterparts that are electronic records and executed electronically, each of which, when so executed (and any copy of an executed counterpart that is an electronic record), shall be deemed to be an original, and all of which when taken together shall constitute one and the same agreement. Delivery of an executed counterpart of this Guaranty (or of any agreement or document required by this Guaranty and any amendment to this Guaranty) by facsimile or other electronic imaging means (e.g., “pdf” or “tif”) shall be as effective as delivery of an executed counterpart of this Guaranty.

13. Condition of Borrower. Each Guarantor acknowledges and agrees that it has the sole responsibility for, and has adequate means of, obtaining from the Borrower and any other Guarantor such information concerning the financial condition, business and operations of the Borrower and any such other Guarantor as such Guarantor requires, and that the Guaranteed Parties have no duty, and no Guarantor is relying on any Guaranteed Party at any time, to disclose to such Guarantor any information relating to the business, operations or financial condition of the Borrower or any other Guarantor or any other guarantor (the guarantor waiving any duty on the part of the Guaranteed Parties to disclose such information and any defense relating to the failure to provide the same).

14. Setoff. If and to the extent any payment is not made when due hereunder, the Guaranteed Parties may setoff and charge from time to time any amount so due against any or all of any Guarantor’s accounts or deposits with the Guaranteed Parties.

15. Representations and Warranties. Each Guarantor represents and warrants that (a) it is resident in the United States of America and duly organized and in good standing under the laws of the jurisdiction of its organization and has full capacity and right to make and perform this Guaranty, and all necessary authority has been obtained; (b) this Guaranty constitutes its legal, valid and binding obligation enforceable in accordance with its terms; (c) the making and performance of this Guaranty does not and will not violate applicable law, regulation or order, and does not and will not result in the breach of, or constitute a default or require any consent under, any indenture or other agreement regarding Liabilities binding upon such Guarantor or its properties or any material agreement, instrument, or document to which it is a party or by which it or any of its property may be bound or affected; (d) as of the date hereof, and after giving effect to all rights of contribution, each Guarantor is solvent and able to pay all of its liabilities as such liabilities mature and (e) all consents, approvals, licenses and authorizations of, and filings and registrations with, any Governmental Authority required under applicable law and regulations for the making and performance of this Guaranty have been obtained or made and are in full force and effect.

16. Indemnification and Survival. EACH GUARANTOR SHALL INDEMNIFY LENDER AND EACH RELATED PARTY OF LENDER (EACH SUCH PERSON BEING CALLED AN “INDEMNITEE”) AGAINST, AND HOLD EACH INDEMNITEE HARMLESS FROM, ANY AND ALL LOSSES, CLAIMS, DAMAGES, LIABILITIES AND RELATED EXPENSES (INCLUDING THE REASONABLE FEES, CHARGES AND DISBURSEMENTS OF ANY COUNSEL FOR ANY INDEMNITEE), INCURRED BY ANY INDEMNITEE OR ASSERTED AGAINST ANY INDEMNITEE BY ANY THIRD PARTY OR BY A GUARANTOR OR ANY OTHER LOAN PARTY ARISING OUT OF, IN CONNECTION WITH, OR AS A RESULT OF (I) THE EXECUTION OR DELIVERY OF THIS GUARANTY, THE TERM LOAN AGREEMENT, ANY OTHER LOAN DOCUMENT OR ANY AGREEMENT OR INSTRUMENT CONTEMPLATED HEREBY OR THEREBY, THE PERFORMANCE BY THE PARTIES HERETO OF THEIR RESPECTIVE OBLIGATIONS HEREUNDER OR THEREUNDER OR THE CONSUMMATION OF THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY, (II) ANY LOAN OR THE USE OR PROPOSED USE OF THE PROCEEDS THEREFROM, (III) ANY ACTUAL OR ALLEGED PRESENCE OR RELEASE OF HAZARDOUS MATERIALS ON OR FROM ANY PROPERTY OWNED OR OPERATED BY A GUARANTOR OR ANY OF ITS SUBSIDIARIES, OR ANY ENVIRONMENTAL LIABILITY RELATED IN ANY WAY TO A GUARANTOR OR ANY OF ITS SUBSIDIARIES, OR (IV) ANY ACTUAL OR PROSPECTIVE CLAIM, LITIGATION, INVESTIGATION OR PROCEEDING RELATING TO ANY OF THE FOREGOING, WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY, WHETHER BROUGHT BY A THIRD PARTY OR BY A GUARANTOR OR ANY OTHER LOAN PARTY, AND REGARDLESS OF WHETHER ANY INDEMNITEE IS A PARTY THERETO. THE FOREGOING INDEMNIFICATION WILL APPLY WHETHER OR NOT SUCH LIABILITIES AND COSTS ARE IN ANY WAY OR TO ANY EXTENT OWED, IN WHOLE OR IN PART, UNDER ANY CLAIM OR THEORY OF STRICT LIABILITY OR CAUSED, IN WHOLE OR IN PART, BY ANY NEGLIGENT ACT OR OMISSION OF ANY KIND BY ANY INDEMNITEE, PROVIDED THAT SUCH INDEMNITY SHALL NOT, AS TO ANY INDEMNITEE, BE AVAILABLE TO THE EXTENT THAT SUCH LOSSES, CLAIMS, DAMAGES, LIABILITIES OR RELATED EXPENSES (X) ARE DETERMINED BY A COURT OF COMPETENT JURISDICTION BY FINAL AND NON-APPEALABLE JUDGMENT TO HAVE RESULTED FROM THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF SUCH INDEMNITEE, (Y) RESULT FROM A CLAIM BROUGHT BY A GUARANTOR OR ANY OTHER LOAN PARTY AGAINST AN INDEMNITEE FOR ANY MATERIAL BREACH IN BAD FAITH OF SUCH INDEMNITEE’S OBLIGATIONS HEREUNDER, UNDER ANY OTHER LOAN DOCUMENT, IF A GUARANTOR OR SUCH LOAN PARTY HAS OBTAINED A FINAL AND NON-APPEALABLE JUDGMENT IN ITS FAVOR ON SUCH CLAIM AS DETERMINED BY A COURT OF COMPETENT JURISDICTION OR (Z) ARISE SOLELY OUT OF ANY CLAIM, ACTION, SUIT, INQUIRY, LITIGATION, INVESTIGATION OR PROCEEDING THAT DOES NOT INVOLVE AN ACT OR OMISSION BY A LOAN PARTY AND THAT IS BROUGHT SOLELY BY ONE OR MORE INDEMNITIES AGAINST ONE OR MORE OTHER INDEMNITIES. THIS SECTION SHALL NOT APPLY WITH RESPECT TO TAXES OTHER THAN ANY TAXES THAT REPRESENT LOSSES, CLAIMS, DAMAGES, ETC. ARISING FROM ANY NON-TAX CLAIM.

17. Additional Guarantors. Any Person who was not a “Guarantor” under this Guaranty at the time of initial execution hereof shall become a “Guarantor” hereunder by executing and delivering to the Lender a Guaranty Joinder in substantially the form of Exhibit A (each, a “Joinder”). Any such Person shall thereafter be deemed a “Guarantor” for all purposes under this Guaranty.

18. Guaranty Limitations and Rights of Contribution.

(a) In any action or proceeding involving any state corporate law, or any state or federal bankruptcy, insolvency, reorganization or other law affecting the rights of creditors generally, if the obligations of any Guarantor would otherwise, taking into account the provisions of Section 18(b), be held or determined to be void, invalid or unenforceable, or subordinated to the claims of any other creditors, on account of the amount of its liability hereunder, then, notwithstanding any other provision hereof to the contrary, the amount of such liability shall, without any further action by such Guarantor, the Lender, any Secured Party or any other Person, be automatically limited and reduced to the highest amount that is valid and enforceable and not subordinated to the claims of other creditors as determined in such action or proceeding.

(b) The Obligors hereby agree, as between themselves, that if any Guarantor shall become an Excess Funding Guarantor (as defined below) by reason of the payment by such Guarantor of any Guaranteed Obligations, then each other Guarantor shall, on demand of such Excess Funding Guarantor or the Lender (but subject to the next sentence), pay to such Excess Funding Guarantor an amount equal to such Guarantor’s Pro Rata Share (as defined below and determined, for this purpose, without reference to the properties, debts and liabilities of such Excess Funding Guarantor) of the Excess Payment (as defined below) in respect of such Guaranteed Obligations. The payment obligation of a Guarantor to any Excess Funding Guarantor hereunder shall be subordinate and subject in right of payment to the prior payment in full of the obligations of such Guarantor under the other provisions hereof and such Excess Funding Guarantor shall not exercise any right or remedy with respect to such excess until payment and satisfaction in full of all of such obligations. For purposes hereof, (i) “Excess Funding Guarantor” means, in respect of any Guaranteed Obligations, a Guarantor that has paid an amount in excess of its Pro Rata Share of such Guaranteed Obligations, (ii) “Excess Payment” means, in respect of any Guaranteed Obligations, the amount paid by an Excess Funding Guarantor in excess of its Pro Rata Share of such Guaranteed Obligations and (iii) “Pro Rata Share” means, for any Guarantor, the ratio (expressed as a percentage) of (x) the amount by which the aggregate fair saleable value of all properties of such Guarantor (excluding any shares of stock or other equity interest of any other Guarantor) exceeds the amount of all the debts and liabilities of such Guarantor (including contingent, subordinated, unmatured and unliquidated liabilities, but excluding the obligations of such Guarantor hereunder and any obligations of any other Guarantor that have been guaranteed by such Guarantor) to (y) the amount by which the aggregate fair saleable value of all properties of the Borrower and all of the Guarantors exceeds the aggregate amount of all the debts and liabilities (including contingent, subordinated, unmatured and unliquidated liabilities, but excluding any obligations of the Obligors hereunder and under the other Loan Documents) of all of the Guarantors, determined (A) with respect to any Guarantor that is a party hereto on the Effective Date, as of the Effective Date, and (B) with respect to any other Guarantor, as of the date such Guarantor becomes a Guarantor hereunder.

19. Term Loan Agreement. Each Guarantor acknowledges to Guaranteed Parties that certain representations and warranties in the Term Loan Agreement are applicable to it or its assets or operations, and each such representation and warranty is true and correct as of the date hereof, except with respect to any representation and warranty which by its terms is made as of a specified date, in which case such representation and warranty was true and correct as of such specified date. From the date hereof, each Guarantor covenants and agrees with the Guaranteed Parties that it will comply with, perform, and be bound by all covenants and agreements in the Term Loan Agreement and other Loan Documents that are applicable to it, its assets, or its operations, each of which is hereby ratified and confirmed. In the event of any conflict between the terms of this Guaranty and the Term Loan Agreement, the terms of the Term Loan Agreement shall govern and control in all respects.

20. GOVERNING LAW. THIS GUARANTY AND EACH OTHER LOAN DOCUMENT, AND ALL MATTERS RELATING HERETO OR THERETO OR ARISING THEREFROM (WHETHER SOUNDING IN CONTRACT LAW, TORT LAW OR OTHERWISE), SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NORTH DAKOTA, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES, EXCEPT TO THE EXTENT THAT UNITED STATES FEDERAL LAW PERMITS ANY LENDER TO CHARGE INTEREST AT THE RATE ALLOWED BY THE LAWS OF THE STATE WHERE SUCH LENDER IS LOCATED.

21. SUBMISSION TO JURISDICTION; WAIVER OF VENUE; SERVICE OF PROCESS; WAIVER OF JURY TRIAL. THE PROVISIONS IN SECTIONS 10.10(B)-(E) OF THE TERM LOAN AGREEMENT ARE HEREBY INCORPORATED INTO THIS SECTION 21 BY REFERENCE, MUTATIS MUTANDIS, AS A PART HEREOF.

22. FINAL AGREEMENT. THIS GUARANTY REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

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IN WITNESS WHEREOF, each party hereto has caused this Guaranty to be duly executed and delivered by its duly authorized officer on the date first above written.

BORROWER:

HNR ACQUISITION CORP

By:	/s/ David M. Smith
Name:	David M. Smith
Title:	Secretary

GUARANTORS:

HNRA UPSTREAM, LLC,

By:	/s/ David M. Smith
Name:	David M. Smith
Title:	Secretary

HNRA PARTNER, INC.,

By:	/s/ David M. Smith
Name:	David M. Smith
Title:	Secretary

POGO RESOURCES, LLC,

By:	/s/ David M. Smith
Name:	David M. Smith
Title:	Secretary

LH OPERATING, LLC,

By:	/s/ David M. Smith
Name:	David M. Smith
Title:	Secretary

Signature Page to Guaranty

Agreed, acknowledged and accepted:

LENDER:

FIRST INTERNATIONAL BANK & TRUST,
as Lender

By:	/s/ Mitchell Cook
Name:	Mitchell Cook
Title:	Market President, Twin Cities

Signature Page to Guaranty

EXHIBIT A

Guaranty Joinder No.  ___

THIS GUARANTY JOINDER NO. ___ (this “Guaranty Joinder”) is made as of ________ ____, 20__, to the Guaranty Agreement dated as of November 15, 2023 (such agreement, together with all amendments and restatements and all Joinders, the “Guaranty”), among the initial signatories thereto and each other Person which from time to time thereafter became a party thereto pursuant to Section 17 thereof (each, individually, a “Guarantor” and, collectively, the “Guarantors”), in favor of FIRST INTERNATIONAL BANK & TRUST, as lender (in such capacity, the “Lender”), for the benefit of Guaranteed Parties (as defined in the Guaranty referenced below).

BACKGROUND.

Reference is made to (i) that certain Term Loan Agreement dated as of November 15, 2023 (as amended, restated or otherwise modified from time to time, the “Term Loan Agreement”) between HNR Acquisition Corp, a Delaware corporation, as Borrower, and the Lender and (ii) that certain Guaranty dated as of November 15, 2023 (as amended, restated or otherwise modified from time to time, the “Guaranty”) by each of the Guarantors signatory thereto from time to time and HNR Acquisition Corp, in favor of the Lender for the benefit of the Guaranteed Parties.

Capitalized terms not otherwise defined herein have the meaning specified in the Guaranty. The Guaranty provides that additional parties may become Guarantors under the Guaranty by execution and delivery of this form of Guaranty Joinder. Pursuant to the provisions of Section 17 of the Guaranty, the undersigned is becoming an additional Guarantor under the Guaranty. The undersigned desires to become a Guarantor under the Guaranty in order to induce Guaranteed Parties to continue to perform their obligations under the Loan Documents.

AGREEMENT.

NOW, THEREFORE, the undersigned agrees with the Lender and each other Guaranteed Party as follows:

1. The undersigned, jointly and severally with the other Guarantors, irrevocably, absolutely, and unconditionally guarantees to each Guaranteed Party the prompt and complete payment and performance when due, and no matter how the same shall become due, of all of the Guaranteed Obligations. In accordance with the Guaranty, the undersigned hereby becomes a Guarantor under the Guaranty with the same force and effect as if it were an original signatory thereto as a Guarantor. The undersigned hereby (a) agrees to be bound in all respects by the terms and provisions of the Guaranty applicable to it as a Guarantor thereunder and (b) represents and warrants that the representations and warranties made by it as a Guarantor thereunder are true and correct in all material respects on and as of the date hereof, except (i) to the extent that any such representations and warranties are expressly limited to an earlier date, in which case, on and as of the date hereof, such representations and warranties continue to be true and correct in all material respects as of such specified earlier date and (ii) to the extent that any such representation and warranty is expressly qualified by materiality or by reference to Material Adverse Change, in which case such representation and warranty (as so qualified) is true and correct in all respects. Each reference to a “Guarantor” or an “Additional Guarantor” in the Guaranty shall be deemed to include the undersigned.

Exhibit A to Guaranty

2. Except as expressly supplemented hereby, the Guaranty shall remain in full force and effect in accordance with its terms.

3. THIS GUARANTY JOINDER AND The Guaranty shall be governed by, and construed in accordance with, the internal laws of the State of NORTH DAKOTA.

4. This Guaranty Joinder hereby incorporates by reference the provisions of the Guaranty, which provisions are deemed to be a part hereof, and this Guaranty Joinder shall be deemed to be a part of the Guaranty.

5. This Guaranty Joinder may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

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Exhibit A to Guaranty

EXECUTED as of the date above first written.

Address:	[ADDITIONAL GUARANTOR]

By:
Name:
Title:

ACCEPTED BY:

FIRST INTERNATIONAL BANK & TRUST,
as Lender

By:
Name:
Title:

Exhibit A to Guaranty